VOYA EQUITY TRUST

Voya Real Estate Fund

(the “Fund”)

Supplement dated October 4, 2019

to the Fund’s Class A, Class C, Class I, Class O, Class R, Class R6, Class T and Class W shares’

Prospectus, Class P3 shares’ Prospectus and related Statement of Additional Information,

each dated September 30, 2019

On September 12, 2019, the Fund’s Board of Trustees (“Board”) approved a proposal to reorganize the Fund (the “Acquired Fund”) with and into a newly organized series of MainStay Funds Trust, MainStay CBRE Real Estate Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund will have the same sub-adviser as the Acquired Fund, CBRE Clarion Securities, LLC. The Acquiring Fund’s investment adviser will be New York Life Investment Management LLC. In the Reorganization, Fund shareholders would receive shares of the Acquiring Fund with a value equal to the value of their shares of the Fund.

The proposed Reorganization is subject to approval by the shareholders of the Acquired Fund. A proxy statement/prospectus detailing the proposed Reorganization and information about the Acquiring Fund is expected to be mailed on or about November 29, 2019, to the Acquired Fund’s shareholders of record as of November 8, 2019, and a shareholder meeting is scheduled to be held on or about February 6, 2020. The Acquired Fund will notify its shareholders if shareholder approval of this proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about February 21, 2020 (“Closing Date”).

Any contingent deferred sales charge that would be applicable on a redemption of shares of the Acquired Fund shall be waived from October 4, 2019 to the Closing Date. Following the Reorganization, the Acquired Fund’s shareholders will hold shares of the Acquiring Fund. For more information regarding the Reorganization, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE